                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement No. 333-66791 of Rockwell Medical Technologies, Inc. on Form S-8 of our report dated March 21, 2005 on the consolidated financial statements of Rockwell Medical Technologies, Inc. as of and for the years ended December 31, 2004 and 2003, appearing in the Annual Report on Form 10-KSB of Rockwell Medical Technologies, Inc.




Auburn Hills, Michigan
March 22, 2005